EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Emerson Radio Corp. (the "Company") on Form 10-Q for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Kenneth A. Corby, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and result of operations of the Company.


Dated: November 8, 2002
                                               /s/ Kenneth A. Corby
                                                   Kenneth A. Corby
                                                   Chief Financial Officer